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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 28, 2005

                               Register.com, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                      0-29739                   11-3239091
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


     575 Eighth Avenue, 8th Floor
          New York, New York                                        10018
(Address of principal executive offices)                          (Zip Code)


        Registrant's telephone number, including area code (212) 798-9100

          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

On October 28, 2005, we issued a press release announcing the approval by Register.com shareholders of the sale of Register.com, Inc. to Vector Capital Corporation for $7.81 per share. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits.

Exhibit No.           Description
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99.1                  Press Release of Register.com, Inc. dated October 28, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               REGISTER.COM, INC.
                                               (Registrant)


                                               By: /s/ Roni Jacobson
                                                   -----------------
                                                   Roni Jacobson
                                                   General Counsel and Secretary

Date: October 28, 2005

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                                  Exhibit Index
                                  -------------

Exhibit No.           Description
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99.1                  Press Release of Register.com, Inc. dated October 28, 2005